                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
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                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)


New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 Park Avenue
New York, New York                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

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                               Markel Corporation


Virginia                                                              54-1959284
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

4521 Highwoods Parkway
Glen Allen, Virginia                                                       23060

(Address of principal executive offices)                              (Zip Code)


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                                SENIOR DEBT SECURITIES
                         JUNIOR SUBORDINATED DEBENTURES
                     GUARANTEE OF TRUST PREFERRED SECURITIES

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                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              New York State Banking Department, State House, Albany, New York 12110.

              Board of Governors of the Federal Reserve System, Washington, D.C., 20551

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the  existing  By-Laws  of the  Trustee  (see  Exhibit
4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

           5.  Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8.  Not applicable.

           9.  Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the th day of , 2001.

                                      THE CHASE MANHATTAN BANK

                                            By  /s/  Philbert G. Jones
                                               ---------------------------------
                                                /s/ Philbert G. Jones

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                          at the close of business June
                    30, 2001, in accordance with a call made
                       by the Federal Reserve Bank of this
                     District pursuant to the provisions of
                            the Federal Reserve Act.

                                                              Dollar Amounts
                     ASSETS                                     in Millions

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin                                             $ 21,536
     Interest-bearing balances                                       31,428
Securities:
Held to maturity securities                                             481
Available for sale securities                                        60,903
Federal funds sold and securities purchased under
     agreements to resell                                            42,824
Loans and lease financing receivables:
     Loans and leases held for sale                                   3,856
     Loans and leases, net of unearned income                      $155,575
     Less: Allowance for loan and lease losses                        2,276
     Loans and leases, net of unearned income and
     allowance                                                      153,299
Trading Assets                                                       66,636
Premises and fixed assets (including capitalized leases)              4,468
Other real estate owned                                                  45
Investments in unconsolidated subsidiaries and
     associated companies                                               353
Customers' liability to this bank on acceptances
     outstanding                                                        346
Intangible assets
        Goodwill                                                      1,785
        Other Intangible assets                                       4,365
Other assets                                                         19,923
                                                                   --------
TOTAL ASSETS                                                       $412,248
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                                                  LIABILITIES

Deposits

     In domestic offices                                           $137,865
     Noninterest-bearing                                           $ 56,799
     Interest-bearing                                                81,066
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's                                         113,924
     Noninterest-bearing                                           $  6,537
     Interest-bearing                                               107,387

Federal funds purchased and securities sold under agree-
     ments to repurchase                                             65,474
Trading liabilities                                                  39,611
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)                       10,573
Bank's liability on acceptances executed and outstanding                346
Subordinated notes and debentures                                     6,355
Other liabilities                                                    14,772
TOTAL LIABILITIES                                                   388,920
Minority Interest in consolidated subsidiaries                           89

EQUITY CAPITAL

Perpetual preferred stock and related surplus                             0
Common stock                                                          1,211
Surplus  (exclude all surplus related to preferred stock)            12,715
    Retained earnings                                                 9,985
    Accumulated other comprehensive income                             (672)
Other equity capital components                                           0
TOTAL EQUITY CAPITAL                                                 23,239
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL           $412,248
                                                                   ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.

                                    WILLIAM B. HARRISON JR.      )
                                    DOUGLAS A. WARNER III        ) DIRECTORS
                                    WILLIAM H. GRAY III          )